                                                                      EXHIBIT 25

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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) [_]

                            ------------------------

                    THE BANK OF NEW YORK TRUST COMPANY, N.A.

               (Exact name of trustee as specified in its charter)

                                                         95-3571558
(Jurisdiction of incorporation or organization           (I.R.S. employer
if not a U.S. national bank)                             identification no.)

700 SOUTH FLOWER STREET
SUITE 500
LOS ANGELES, CALIFORNIA                                  90017
(Address of principal executive offices)                 (Zip code)

                    The Bank of New York Trust Company, N.A.

                       600 North Pearl Street - Suite 420

                               Dallas, Texas 75201

                                  866-691-3390

            (Name, Address and Telephone Number of Agent for Service)

                           ---------------------------

                            COMSTOCK RESOURCES, INC.

               (Exact name of obligor as specified in its charter)

          NEVADA                                         94-1667468
(State or other jurisdiction of                          (I.R.S. employer
incorporation or organization)                           identification no.)

          5300 TOWN AND COUNTRY BLVD., SUITE 500         75034
                      FRISCO, TEXAS                      (Zip code)
         (Address of principal executive offices)

                           ---------------------------

                       COMSTOCK OIL & GAS LOUISIANA, LLC

(Exact name of obligor as specified in its charter)  Nevada   26-0012430 (I.R.S. employer
(State or other jurisdiction of                               identification no.)
incorporation or organization)

          5300 TOWN AND COUNTRY BLVD., SUITE 500              75034
                      FRISCO, TEXAS                           (Zip code)
               (Address of principal executive offices)

                           ---------------------------

                             COMSTOCK OFFSHORE, LLC

(Exact name of obligor as specified in its charter)  Nevada   75-2733811
(State or other jurisdiction of                               (I.R.S. employer
incorporation or organization)                                identification no.)

          5300 TOWN AND COUNTRY BLVD., SUITE 500              75034
                      FRISCO, TEXAS                           (Zip code)
               (Address of principal executive offices)

                           ---------------------------

                           COMSTOCK OIL & GAS GP, LLC

(Exact name of obligor as specified in its charter)  Nevada   NOT APPLICABLE
(State or other jurisdiction of                               (I.R.S. employer
incorporation or organization)                                identification no.)

          5300 TOWN AND COUNTRY BLVD., SUITE 500              75034
                      FRISCO, TEXAS                           (Zip code)
               (Address of principal executive offices)

                           ---------------------------

                       COMSTOCK OIL & GAS INVESTMENTS, LLC

(Exact name of obligor as specified in its charter)  Nevada   90-0155903
(State or other jurisdiction of                               (I.R.S. employer
incorporation or organization)                                identification no.)

          5300 TOWN AND COUNTRY BLVD., SUITE 500              75034
                      FRISCO,  TEXAS                          (Zip code)
               (Address of principal executive offices)

                           ---------------------------

                        COMSTOCK OIL & GAS HOLDINGS, INC.

(Exact name of obligor as specified in its charter)  Nevada   75-2968982
(State or other jurisdiction of                               (I.R.S. employer
incorporation or organization)                                identification no.)

          5300 TOWN AND COUNTRY BLVD., SUITE 500              75034
                      FRISCO, TEXAS                           (Zip code)
               (Address of principal executive offices)

                           ---------------------------

                      DEBT SECURITIES - SHELF REGISTRATION

                       (TITLE OF THE INDENTURE SECURITIES)

================================================================================

1.    GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

      (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

           Name                                            Address
-------------------------------------------     --------------------------------
Comptroller of the Currency
United States Department of the Treasury        Washington, D.C. 20219

Federal Reserve Bank                            San Francisco, California 94105

Federal Deposit Insurance Corporation           Washington, D.C. 20429

      (b)   WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

      Yes.

2.    AFFILIATIONS WITH OBLIGOR.

      IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

      None.

16.   LIST OF EXHIBITS.

      EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

      1. A copy of the articles of association of The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948 on January 11, 2005).

      2. A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-121948 on January 11, 2005).

      3. A copy of the authorization of the trustee to exercise corporate trust powers. (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-121948 on January 11, 2005).

      4. A copy of the existing by-laws of the trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-121948 on January 11,
            2005).

      6. The consent of the trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-121948 on January 11, 2005).

      7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority (Exhibit 7 filed herewith).

                                    SIGNATURE

      Pursuant to the requirements of the Act, the trustee, The Bank of New York Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Dallas, and State of Texas, on the 29th day of September, 2005.

                                        THE BANK OF NEW YORK TRUST COMPANY, N.A.

                                        By:  /s/ PATRICK T GIORDANO
                                             ----------------------------------
                                        Name: Patrick T Giordano
                                        Title: Vice President

                                                                       EXHIBIT 7

                       Consolidated Report of Condition of
                    THE BANK OF NEW YORK TRUST COMPANY, N.A.
            of 700 S. Flower Street, 2nd Floor, Los Angeles, CA 90017

      At the close of business June 30, 2005, published in accordance with Federal regulatory authority instructions.

                                                                                Dollar Amounts
                                                                                 in Thousands
                                                                                --------------
ASSETS

Cash and balances due from
        depository institutions:
        Noninterest-bearing balances
         and currency and coin..................................................      6,951
        Interest-bearing balances...............................................          0
Securities:
        Held-to-maturity securities.............................................        121
        Available-for-sale securities...........................................     62,361
Federal funds sold and securities
        purchased under agreements to resell:
        Federal funds sold......................................................     28,000
        Securities purchased under agreements to resell.........................     84,000
Loans and lease financing receivables:
        Loans and leases held for sale..........................................          0
        Loans and leases,
         net of unearned income.................................................          0
        LESS: Allowance for loan and
         lease losses...........................................................          0
        Loans and leases, net of unearned
         income and allowance...................................................          0
Trading assets..................................................................          0
Premises and fixed assets (including capitalized leases)........................      4,387
Other real estate owned.........................................................          0
Investments in unconsolidated
         subsidiaries and associated
         companies..............................................................          0
Customers' liability to this bank
         on acceptances outstanding.............................................          0
Intangible assets:
   Goodwill.....................................................................    241,763
   Other Intangible Assets .....................................................     16,779
Other assets....................................................................     37,918
                                                                                   --------
Total assets....................................................................   $482,280
                                                                                   ========

LIABILITIES

Deposits:
        In domestic offices.....................................................      3,291
        Noninterest - bearing...................................................      3,291
        Interest-bearing........................................................          0
Not applicable
Federal funds purchased and securities
        sold under agreements to repurchase:
        Federal funds purchased.................................................          0
        Securities sold under agreements to repurchase..........................          0
Trading liabilities.............................................................          0
Other borrowed money:
        (includes mortgage indebtedness
        and obligations under capitalized
        leases).................................................................     58,000
Not applicable
Bank's liability on acceptances
        executed and outstanding................................................          0
Subordinated notes and debentures...............................................          0
Other liabilities...............................................................     60,240
                                                                                   --------
Total liabilities...............................................................   $121,531
                                                                                   ========
Minority interest in consolidated subsidiaries..................................          0

EQUITY CAPITAL

Perpetual preferred stock and related surplus...................................          0
Common stock....................................................................      1,000
Surplus.........................................................................    294,125
Retained earnings...............................................................     65,668
Accumulated other comprehensive income..........................................        (44)
                                                                                   --------
Other equity capital components.................................................          0
Total equity capital............................................................   $360,749
                                                                                   --------
Total liabilities, minority interest, and equity capital........................   $482,280
                                                                                   ========

      I, Thomas J. Mastro, Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

      Thomas J. Mastro       )   Comptroller

      We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

      Richard G. Jackson     )

      Nicholas C. English    )   Directors

      Karen B. Shupenko      )

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